UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 14, 2005


                            AMERICAN EXPRESS COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-7657                                          13-4922250
-----------------------                       ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


200 Vesey Street, World Financial Center,
          New York, New York                               10285
------------------------------------------               ----------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 640-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Beginning with the fourth quarter of 2004, American Express Company (the "Company") intends to enhance the presentation used in connection with the reporting of certain financial information relating to its three segments - Travel Related Services ("TRS"), American Express Financial Advisors ("AEFA") and American Express Bank ("AEB"). For TRS, the Company intends to expand the presentation of the Other Operating Expenses line item reflected in TRS results of operations to further detail the components thereof. For AEFA, the Company intends to expand the AEFA Statement of Income to disclose (i) revenue and provision expense information with respect to certain products and lines of business, (ii) additional information regarding Human Resource expenses and
(iii) Amortization of Deferred Acquisition Costs (which historically had been included in the Human Resources and Other Operating Expenses line items). For AEB, the Company intends to expand the reporting of Selected Statistical Information to provide additional information as to the characteristics of its loan portfolio and related loan loss reserves, in particular to provide more information with respect to the loan portfolios and related loan loss reserves of Consumer Financial Services (formerly known as Personal Financial Services) and other AEB loans, and to provide enhanced disclosure with respect to AEB's owned, managed and administered assets. The Company intends to utilize this enhanced presentation in its future financial reporting. The changes in presentation described above will have no impact on TRS's, AEFA's or AEB's respective total revenues, total expenses or net income or on their respective total assets or total liabilities. Separately, an AEFA reclassification, relating to certain Threadneedle activities ($30 million in the fourth quarter 2003 and $26 million in the second quarter 2004), reducing Human Resources-Field expenses and Investment Management and Service Fees revenue has also been reflected.

Financial and statistical information reflecting the changes described above at and for the years ended December 31, 2002 and 2003 and the quarters ended March 31, June 30, September 30, 2003 and 2004 and December 31, 2003, is furnished herein in Exhibit 99.1 and is incorporated herein by reference.


Exhibit 99.1

-TRS Selected Financial Information for the quarters ended March 31, June 30 and September 30, 2004 (unaudited)
-TRS Selected Financial Information for the quarters ended March 31 and
 June 30, 2003 (unaudited)
-TRS Selected Financial Information for the quarters ended September 30 and
 December 31, 2003 (unaudited)
-TRS Selected Financial Information for the years ended December 31, 2003 and 2002

-AEFA Statements of Income for the quarters ended March 31, June 30 and
 September 30, 2004 (unaudited)
-AEFA Statements of Income for the quarters ended March 31, June 30,
 September 30 and December 31, 2003 and the years ended December 31, 2003 and 2002 (unaudited)

-AEB Selected Statistical Information at and for the quarters ended March 31,
 June 30 and September 30, 2004 (unaudited)
-AEB Selected Statistical Information at and for the quarters ended March 31, June 30, September 30 and December 31, 2003 and at and for the years ended December 31, 2003 and 2002 (unaudited)

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)

                                        By:    /s/ Stephen P. Norman
                                               ---------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary








DATE: January 14, 2005

                                 EXHIBIT INDEX

Item No. Description
-------- -----------
99.1 -TRS Selected Financial Information for the quarters ended March 31, June 30 and September 30, 2004 (unaudited)

         -TRS Selected Financial Information for the quarters ended March 31 and
          June 30, 2003 (unaudited)

         -TRS Selected Financial Information for the quarters ended
          September 30 and December 31, 2003 (unaudited)

         -TRS Selected Financial Information for the years ended
          December 31, 2003 and 2002

         -AEFA Statements of Income for the quarters ended March 31, June 30 and
          September 30, 2004 (unaudited)

         -AEFA Statements of Income for the quarters ended March 31, June 30,
          September 30 and December 31, 2003 and the years ended
          December 31, 2003 and 2002 (unaudited)

         -AEB Selected Statistical Information at and for the quarters ended
          March 31, June 30 and September 30, 2004 (unaudited)

         -AEB Selected Statistical Information at and for the quarters ended
          March 31, June 30, September 30 and December 31, 2003 and at and for the years ended December 31, 2003 and 2002 (unaudited)